UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2023
SERA PROGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40606	26-1911522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2749 East Parleys Way, Suite 200 Salt Lake City, Utah	84109
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (801) 990-0520
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SERA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 14, 2023, Gregory C. Critchfield, M.D., M.S. notified Sera Prognostics, Inc. (the “Company”) of his intention to retire from the position of President and Chief Executive Officer of the Company and Chairman of the Board of Directors (the “Board”), effective as of June 8, 2023 (the “Retirement Date”). Kim Kamdar, Ph.D., a member of the Board, has been appointed as Chairperson of the Board, effective as of the Retirement Date. Dr. Critchfield currently intends to continue his service as a member of the Board.
In connection with Dr. Critchfield’s retirement from his executive position with the Company, the Company has entered into a transition agreement with Dr. Critchfield. The terms of such agreement will be summarized in a subsequent Current Report on Form 8-K.
Concurrently with Dr. Critchfield’s retirement, Zhenya Lindgardt, a member of the Board, was appointed as the Interim Chief Executive Officer of the Company, effective June 8, 2023. Ms. Lindgardt’s biographical information can be found under the caption “Board of Directors and Corporate Governance” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 25, 2023, and such biographical information is incorporated herein by reference. Biographical information about Ms. Lindgardt can also be found on the Company’s website.
There is no arrangement or understanding with any person pursuant to which Ms. Lindgardt was appointed as the Interim Chief Executive Officer of the Company. There are no family relationships between Ms. Lindgardt and any director or executive officer of the Company, and she is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.
The Company anticipates entering into an employment agreement with Ms. Lindgardt, the material terms of which will be disclosed in a Current Report on Form 8-K when the agreement is finalized.
Item 7.01.     Regulation FD Disclosure.
On May 15, 2023, the Company issued a press release announcing the retirement of Dr. Critchfield and appointment of Ms. Lindgardt as Interim Chief Executive Officer. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.
The information contained in Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except to the extent required by applicable law or regulation.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued May 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SERA PROGNOSTICS, INC.

By:	/s/ Benjamin G. Jackson
Benjamin G. Jackson
Secretary and General Counsel
Date: May 15, 2023